UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 7, 2005

                           THE MIDDLEBY CORPORATION

            (Exact Name of Registrant as Specified in its Charter)

            Delaware                        1-9973               36-3352497
  (State or Other Jurisdiction     (Commission File Number)    (IRS Employer
        of Incorporation)                                    Identification No.)

  1400 Toastmaster Drive, Elgin, Illinois                         60120
 (Address of Principal Executive Offices)                       (Zip Code)

                                (847) 741-3300
             (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement.

                  On December 7, 2005, The Middleby Corporation (the "Company") entered into the First Amendment (the "First Amendment") to the Third Amended and Restated Agreement dated as of December 23, 2004 (the "Credit Agreement") among the Company, Middleby Marshall Inc. (the "Borrower"), various financial institutions (the "Lenders") and Bank of America, N.A., as administrative agent, and certain other loan documents. A copy of the First Amendment is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.

                  Pursuant to the terms of the First Amendment, the Lenders, the Company and the Borrower have amended the Credit Agreement to (1) increase the amount of the revolving loan commitment by $40 million, (2) increase the letter of credit sublimit from $10 million to $15 million, (3) increase the general indebtedness basket from $5 million to $18.5 million and (iv) provided no default exists, permit the Borrower and the Company to make additional purchases of their common stock and/or related options in an amount equal to a specified percentage of EBITDA, ranging from 0% to 50%, which percentage varies based on the leverage ratio of the Company for the applicable period. The foregoing description is qualified in its entirety by reference to the actual First Amendment.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

                  The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.



Item 9.01.        Financial Statements and Exhibits.

                  (c)      Exhibits.

Exhibit No.       Description
-----------       ----------------------------------------------------------

Exhibit 10.1 First Amendment, dated as of December 7, 2005, to the Third Amended and Restated Agreement dated as of December 23, 2004 among The Middleby Corporation, Middleby Marshall Inc., various financial institutions (the "Lenders") and Bank of America, N.A., as administrative agent.




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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  THE MIDDLEBY CORPORATION


Dated: December 12, 2005                     By:  /s/ Timothy J. FitzGerald
                                                 ------------------------------
                                                 Timothy J. FitzGerald
                                                 Vice President and
                                                 Chief Financial Officer





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                                 Exhibit Index

Exhibit No.       Description
-----------       ----------------------------------------------------------

Exhibit 10.1 First Amendment, dated as of December 7, 2005, to the Third Amended and Restated Agreement dated as of December 23, 2004 among The Middleby Corporation, Middleby Marshall Inc., various financial institutions (the "Lenders") and Bank of America, N.A., as administrative agent.